INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
INCOME TAX [Abstract]
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 1,178,571	$ 1,322,219	$ 818,452
Effect on tax incentive / holiday	(726,615)	(645,720)	(383,472)
Non-deductable expense	126,771	542,531	122,448
Income tax expenses	$ 578,727	$ 1,219,030	$ 557,428